                                                                    EXHIBIT 10.7

                               CREDIT AGREEMENT

     This Credit Agreement is entered into as of August 25, 1997 between Wachovia Bank, N.A. ("Lender") and Aegis Mortgage Acceleration Corp., a Delaware corporation ("Borrower").

1.   Definitions.
     -----------

     1.1  Definitions. The following terms have the meanings indicated:
          -----------

          "Agreement" means this Credit Agreement as amended, restated or modified from time to time.

          "Availability Period" means the period commencing on the date of this Agreement and ending 18 months later.

          "Banking Day" means, unless otherwise defined in this Agreement, a day other than a Saturday or a Sunday on which Lender is open for business in Georgia.

          "Borrower" means Aegis Mortgage Acceleration Corp., a Delaware corporation.

          "Closing Date" means the date of execution of the Agreement.

          "Collateral" means the personal property collateral described in Paragraph 4.2 of this Agreement.

          "Debt" means at any date the obligations of Borrower or any Subsidiary for borrowed money, including, without limitation, borrowings evidenced by bonds, debentures, notes, capital leases or similar instruments and obligations to reimburse lenders under letters of credit or similar instruments.

          "EBITDA" means, for any period, determined in accordance with GAAP the earnings of Borrower, and if any Subsidiary exists, the earnings of such Subsidiary or Subsidiaries, before interest expense, income taxes, depreciation and amortization.

          "Event of Default" means any event listed in Article 8 of this Agreement.

          "Fixed Charges" means for any period the aggregate of all obligations for payments by Borrower, and if any Subsidiary exists, any Subsidiary, of interest and principal on Debt and the aggregate of dividends paid on or amounts paid for redemption of equity securities (whether in cash or other property).

          "GAAP" means generally accepted accounting principles and practices as promulgated by the Accounting Research Board, the Accounting Principles Board and the Financial Accounting Standards Board or any superseding or supplemental documentation of equal authority promulgating generally accepted accounting principles and practices, all as in effect from time to time.

          "Net Worth" means the book value of the assets of Borrower less liabilities reflected in a balance sheet prepared in accordance with the accrual method of accounting and GAAP consistently applied by Borrower. If any Subsidiary exists, Net Worth shall be determined on a consolidated basis.

          "Note" means the promissory note of Borrower evidencing loans pursuant to the Revolving Facility substantially in the form of Exhibit A to this Agreement.

          "Obligations" means those obligations of Borrower to Lender including the following:

               (i) Borrower's obligations under the Note, including principal, interest, late charges, prepayment charges and attorneys fees;

               (ii)  Borrower's obligations under this Agreement;

               (iii) all of Borrower's other present and future obligations to
                     Lender;

               (iv) the repayment of any amounts that Lender may advance or spend for the maintenance or preservation of the Collateral;

               (v) the repayment of any other expenditures that Lender may make under the provisions of this Agreement (including the default costs provided for in this Agreement) or for the benefit of Borrower;

               (vi) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and

               (vii) any of the foregoing that arises after the filing of a petition by or against Borrower under the Bankruptcy Code.

          "Reference Rate" means a per annum rate equal to the rate of interest announced from time to time by Lender as its "prime rate", "prime lending rate", "base rate" or similar reference rate (with each change therein to be effective as of the date of such change). Each such rate announced by Lender is a reference rate and does not necessarily represent the lowest or best rate actually charged by it to any customer. Lender may make commercial loans or other loans at rates of interest at, above or below such reference rate. In the event Lender ceases to use its "prime rate", "prime lending

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

rate" "base rate" or similar reference rate as a standard, Lender shall designate a substitute therefor.

          "Revolving Facility" means the revolving line of credit described in
Article 2 of this Agreement.

          "Subsidiary" means, as applied to Borrower, (i) any corporation of which 50% or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body), regardless of the existence at the time of a right of the holders of any class or classes (however designated) of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which 50% or more of the outstanding partnership interests is, at the time, directly or indirectly owned by Borrower or by one or more Subsidiaries of Borrower, and (ii) any other entity which is directly or indirectly controlled or capable of being controlled by Borrower or by one or more Subsidiaries of Borrower.

          "Warrant Agreement" means the warrant agreement between Lender and Borrower substantially in the form of Exhibit D to this Agreement.

          "Warrants" has the meaning ascribed in paragraph 5.4.

2.   Revolving Facility.
     ------------------

     2.1  Amount. From time to time during the Availability Period Lender, on a
          ------
revolving basis, will make advances to Borrower in amounts not less than $250,000 for each advance. The total of all advances outstanding under the Revolving Facility may not exceed at any one time $4,000,000 less permanent reductions to the Revolving Facility. The Revolving Facility may be reduced by Borrower during the Availability Period in amounts not less than $500,000 but each reduction shall reduce the available credit under the Revolving Facility permanently.

     2.2  Principal Payments. Borrower shall repay the principal balance of
          ------------------
advances under the Revolving Facility in 24 equal monthly payments commencing on the 30th day of the month immediately succeeding the month in which the Availability Period ends.

     2.3  Interest Rate. The principal balance of the Revolving Facility shall
          -------------
bear interest at the rate of 11% per annum. Borrower shall pay interest monthly in arrears on the 30th day of each month.

     2.4  Use of Proceeds. Borrower shall use the proceeds of the Revolving
          ---------------
Facility for working capital purposes.

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     2.5  Prepayments. Borrower may at any time prepay advances under the
          -----------
Revolving Facility in full or in part in amounts not less than $500,000 for each such prepayment. Partial prepayments after the expiration of the Availability Period shall be applied to the most remote installment payments due.

     2.6  Commitment Fee. On September 30, December 31, March 31 and June 30
          --------------
during the Availability Period and on the date the Availability Period ends Borrower shall pay to Lender an amount equal to .75% per annum on the undrawn portion of the Revolving Facility based upon the daily average of the unused portion of the Revolving Facility during the quarter.

3.   Disbursement of Credit, Payment and Interest Calculations.
     ---------------------------------------------------------

     3.1  Requests. Each request for an advance under the Revolving Facility
          --------
shall be made in writing on a form acceptable to Lender or in any other manner acceptable to Lender.

     3.2  Disbursements and Payments. Each disbursement by Lender shall be made
          --------------------------
within 24 hours of receipt of Borrower's request and each payment by Borrower under this Agreement shall be made in the funds and at such place as Lender may from time to time select.

     3.3  Evidence of Indebtedness. Principal, interest and all other sums due
          ------------------------
Lender under this Agreement shall be evidenced by the Note and by entries in records maintained by Lender. Each payment on and any other credits with respect to principal, interest and all other sums due under this Agreement shall be evidenced by entries to records maintained by Lender.

     3.4  Interest Calculation. Except as otherwise stated in this Agreement,
          --------------------
all interest and fees, if any, payable under this Agreement shall be computed on the basis of a 360 day year and actual days elapsed.

     3.5  Late Payments. Any sum payable by Borrower hereunder (including unpaid
          -------------
interest to the extent provided by law) if not paid when due shall bear interest (payable on demand) from its due date until payment in full at a rate per annum which is the greater of 15% or 4% over the Reference Rate.

     3.6  Banking Pay. Any sum payable by Borrower hereunder which becomes due
          -----------
on a day which is not a Banking Day shall be due on the next Banking Day after such due date. Any payments received by Lender on a day which is not a Banking Day shall be deemed to be received on the next Banking Day after such date of receipt.

     3.7  Taxes and Other Charges. Borrower agrees to make all payments or
          -----------------------
reimbursements under this Agreement free and clear of and without deduction for any

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present or future taxes, levies, imposts, fees or other charges of any kind which may be imposed by any governmental authority with respect to such payments or reimbursements. If any such taxes are imposed by any governmental authority, Borrower agrees to pay such taxes and to confirm payment to Lender within 30 days after the due date for each tax payment. This paragraph shall not apply with respect to any taxes which are imposed on or measured by Lender's net income by any jurisdiction.

     3.8  Telephone Requests. At Lender's sole discretion in each instance,
          ------------------
Lender may accept telephone requests to make or to repay extensions of credit. Extensions of credit requested by telephone shall be deposited into Borrower's commercial account with Lender or an affiliate bank of Lender, or such other account(s) as may be specified in writing by Borrower and acceptable to Lender. Telephone requests may be made by any individual identified in writing to Lender on a form acceptable to Lender as being authorized to make such requests. Lender shall be entitled to rely upon any written or telephone request from persons it reasonably believes to be authorized by Borrower to make such requests without making independent inquiry. Borrower hereby indemnifies Lender for, and holds Lender harmless from, any and all losses, damages, claims and expenses (including reasonable attorneys' fees), however arising, which Lender suffers or incurs based on or arising out of extensions of credit or payments made on any telephone request except that Lender shall not be indemnified against its own gross negligence or willful misconduct. The provisions of this paragraph shall survive termination of this Agreement.

     3.9  Conditions Precedent to All Advances. At the time of (and after giving
          ------------------------------------
effect to) the making of any advance under the Revolving Facility, the following conditions shall have been satisfied or shall exist:

               (i)   there shall then exist no Event of Default;

               (ii) all representations and warranties by Borrower contained herein or in any other related documents (other than those representations and warranties which are, by their terms, expressly limited to the date made or given) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such advance; and

               (iii) the advance to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve Borrower or Lender in a violation of, any law, rule, injunction, regulation, or determination of any court of law or other governmental authority.

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     Each request for an advance under the Revolving Facility and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower to Lender, as of the date of such advance, that all of the conditions specified in this Section have been satisfied.

4.   Collateral.
     ----------

     4.1  Grant of Security Interest. Borrower grants a security interest in the
          --------------------------
Collateral to Lender to secure the payment or performance of the Obligations.

     4.2  Collateral. Borrower shall execute and deliver to Lender financing
          ----------
statements and such other documents as are necessary to perfect Lender's interests in the Collateral, which shall consist of the property of Borrower, wherever located, and now owned or hereafter acquired, including, but not limited to the following:

               (i)    Accounts, including accounts receivable;

               (ii)   Chattel paper;

               (iii) Equipment, including furniture, furnishings, fixtures, computers, office equipment and incidental accessories;

               (iv)   Instruments;

               (v) General intangibles, including patents, copyrights, tradenames, trademarks, logos and computer software;

               (vi)   Documents;

               (vii) Rights ancillary to, or arising in any way in connection with, any of the foregoing, including security agreements securing any of the foregoing, documents and notes;

               (viii) Books and records pertaining to the foregoing and the equipment containing the books and records;

               (ix)   Capital stock of any Subsidiary;

               (x) Bank operating accounts, excluding any fiduciary accounts containing funds held for the benefit of any mortgagor or customer by the Borrower; and

               (xi) To the extent not listed above as original collateral, proceeds and products of the foregoing, including money, deposit accounts, goods, insurance proceeds and other tangible or

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

                      intangible property received upon the sale or other disposition of the foregoing.

Lender is authorized, at its option, to file financing statements or amendments without the signature of Borrower with respect to the Collateral.

     4.3  Possession and Control of Collateral.
          ------------------------------------

          4.3.1  Possession. Borrower shall have possession of the Collateral,
                 ----------
except where expressly provided in this Agreement or where Lender chooses to perfect its security interest by possession. Borrower shall deliver to Lender certificates representing the capital stock of any Subsidiary, together with an undated and irrevocable form of stock powers, within ten (10) days of Borrower's creation or acquisition of such Subsidiary. If Lender takes possession of investment securities of Borrower it shall also be entitled to possession of additional securities, such as stock dividends issued in connection with such securities.

          4.3.2  Inspection; Notice. Lender may inspect the Collateral, wherever
                 ------------------
it is located, at any time upon reasonable notice. Borrower shall give Lender prompt written notice of any change in the location of the Collateral or the name of the entity, such as a subsidiary, owning the Collateral.

          4.3.3  Personal Property. The Collateral shall remain personal
                 -----------------
property at all times. Borrower shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

          4.3.4  Lender Collection Rights. Lender shall have the right at any
                 ------------------------
time to notify any account debtors and any obligors under instruments to make payments directly to Lender, and Lender may at any time enforce Borrower's rights against the account debtors and obligors.

          4.3.5  Limitations on Obligations Concerning Maintenance of
                 ----------------------------------------------------
Collateral.
----------

                 (i)   Risk of Loss. Borrower has the risk of loss of the
                       ------------
                       Collateral. Lender shall not be responsible for any injury or loss to the Collateral, or any part thereof, arising from any act of nature, flood, fire or any other cause beyond the reasonable control of Lender.

                 (ii)  No Collection Obligation. Lender have no duty to collect
                       ------------------------
                       any income accruing on the Collateral or to preserve any rights relating to the Collateral.

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

                 (iii) No Duty of Care. Lender shall have no duty of care with
                       ---------------
                       respect to the Collateral.

          4.3.6  No Disposition of Collateral. Except as permitted in this
                 ----------------------------
Agreement, Borrower has no right to sell, lease or otherwise dispose of any of the Collateral.

5.   Conditions.
     ----------

     The effectiveness of this Agreement is subject to Lender's receipt of the following, each of which must be in form and substance satisfactory to Lender:

     5.1  Note. Borrower shall have executed and delivered to Lender the Note.
          ----

     5.2  Financing Statements. Borrower and Lender shall have executed and
          --------------------
delivered to each other financing statements and such other documents as are provided in this Agreement to protect Lender's interests in the Collateral.

     5.3  Warrant Agreement. Borrower and Lender shall have executed and
          -----------------
delivered to each other the Warrant Agreement.

     5.4  Warrant. Borrower shall have executed and delivered to Lender the
          -------
Warrant as provided in and in the form attached as an Exhibit to the Warrant Agreement.

     5.5  Authorization Certificates. Lender shall have received certificates of
          --------------------------
the President of Borrower dated the Closing Dates as to the due authorization of the execution of this Agreement and related agreements and documentation, as to the accuracy as of the Closing Date of the representations and warranties in
Article 6 and due performance of the covenants in Article 7 of this Agreement.

     5.6  Opinions of Counsel. Lender shall have received opinions of counsel
          -------------------
for Lender and Borrower in form and content satisfactory to Lender and its counsel covering the matters described in Exhibit C to this Agreement.

     5.7  Corporate Documents. Lender shall have received either original,
          -------------------
photocopied or facsimile copies of the Certificate of Incorporation and By-laws of Borrower (certified in the case of the Certificate of Incorporation by the Secretary of State of the State of Delaware), together with either original, photocopied or facsimile current good standing certificates for Borrower issued by the Secretary of State of the State of Delaware and of such other jurisdictions where Borrower is presently qualified to do business as a foreign corporation (subject to such exceptions as may be acceptable to Lender).

     5.8  Lien Searches. Lender shall have received either original, photocopied
          -------------
or facsimile UCC, judgment and tax lien search reports for each jurisdiction in which

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

Borrower is located or has Collateral, showing no liens or financing statements of record against Borrower, except liens permitted under Section 7.8, and showing no litigation that is material to Borrower.

6.   Representations and Warranties.
     ------------------------------

     Borrower represents and warrants that:

     6.1  Organization and Authorization. Borrower is a corporation duly
          ------------------------------
organized and existing under the laws of the state of Delaware, and is qualified to do business in California and in each other jurisdiction where the failure to qualify would have a material adverse effect upon the Borrower. The execution, delivery and performance of this Agreement and of any instrument or agreement required by this Agreement are within Borrower's powers, have been duly authorized, and are not in conflict with the terms of any charter, bylaw or other organization papers of Borrower.

     6.2  No Conflicts. The execution, delivery and performance of this
          ------------
Agreement and of any instrument or agreement required by this Agreement are not in conflict with any law or any indenture, or undertaking to which Borrower is a party or by which Borrower is bound or affected.

     6.3  Enforceability. This Agreement is a legal, valid and binding agreement
          --------------
of Borrower, enforceable against Borrower in accordance with its terms, and any instrument or agreement required under this Agreement, when executed and delivered, will be similarly legal, valid, binding and enforceable, such enforceability in either case being subject to the effects of applicable laws affecting creditors' rights generally or affecting the availability of equitable remedies.

     6.4  Compliance with Laws. Borrower has complied, in all material respects,
          --------------------
with all known federal, state, and local laws, rules, and regulations affecting its business.

     6.5  Ownership of Collateral. All Collateral is owned by Borrower free and
          -----------------------
clear of all security interests, liens, encumbrances and rights of others except the rights of Lender under this Agreement required and those consented to in writing by Lender.

     6.6  Litigation. There is no known litigation, tax claim, proceeding or
          ----------
dispute pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or its properties, the adverse determination of which might materially affect Borrower's financial condition or operations or materially impair Borrower's ability to perform its obligations hereunder or under any instrument or agreement required by this Agreement.

     6.7  No Event of Default. No event has occurred and is continuing or would
          -------------------
result from the extension of credit under this Agreement which constitutes or would

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

constitute an Event of Default or which, upon a lapse of time or notice or both, would become an Event of Default.

     6.8  Information Submitted. All financial information submitted by Borrower
          ---------------------
to Lender has been prepared in accordance with the accrual method of accounting consistently applied by Borrower, is true and correct in all material respects and is complete insofar as may be necessary to give Lender a true and accurate knowledge of the subject matter of such information.

     6.9  No Material Adverse Change. There has been no material adverse change
          --------------------------
in the financial condition or operations of Borrower since the date of the most recent audited financial statements submitted to Lender.

     6.10 Investment Company Act. Etc. Borrower is not an "investment company"
          ---------------------------
or a company "controlled" by an "investment company"(as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or any federal statute or regulation limiting its ability to incur indebtedness for money borrowed or to pledge any of its assets to secure such indebtedness, as contemplated by this Agreement or by any related document.

7.   Covenants.
     ---------

     So long as credit is available under this Agreement and until full and final payment of all of Borrower's obligations under this Agreement and any instrument or agreement required under this Agreement, unless Lender waives compliance in writing, Borrower shall perform the following covenants:

     7.1  Notices of Certain Events. Borrower shall promptly give written notice
          -------------------------
to Lender of-

               (i) all litigation affecting Borrower or any Subsidiary where the amount claimed not covered by insurance is $500,000 or more;

               (ii) any substantial dispute which may exist between Borrower or any Subsidiary and any governmental regulatory body or law enforcement authority:

               (iii) any Event of Default or any event which, upon a lapse of time or notice or both, would become an Event of Default;

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

               (iv) any other matter which has resulted or might result in an adverse change in Borrower's financial condition or operations.

     7.2  Financial and Other Information. Borrower shall deliver to Lender in
          -------------------------------
form and detail satisfactory to Lender, and in such number of copies as Lender may request:

               (i) As soon as available but no later than 120 days after the close of each of its fiscal years, a complete copy of Borrower's financial statements, which shall include Borrower's balance sheet as of the close of such year, and Borrower's statements of operations, stockholders equity and cash flows for such year prepared in accordance with GAAP, audited by an independent public accountant selected by Borrower and satisfactory to Lender. The statements shall be accompanied by a certificate of Borrower that no event has occurred and is continuing which is, or with the lapse of time or notice or both would be, an Event of Default.

               (ii) As soon as available but no later than 45 days after the close of each month, Borrower's balance sheet as of the close of such month, and Borrower's statements of operations, stockholders equity and cash flows, all as prepared by Borrower for its own use and certified by a duly authorized officer of Borrower as being complete and correct and fairly presenting Borrower's financial condition and results of operations in accordance with accrual accounting principles and practices consistently applied. The statements shall be accompanied by a certificate of Borrower that no event has occurred and is continuing which is, or with the lapse of time or notice or both would be, an Event of Default.

               (iii) Promptly, such other statements, lists of property and accounts, budgets, forecasts, reports or other information concerning Borrower's business activities and financial condition as Lender may reasonably request from time to time.

               (iv) If any Subsidiary exists, the Borrower shall deliver to Lender all financial statements, balance sheets and statements of operations required by this Article 7.2 on a consolidated basis.

     7.3  Books, Records, Audits and Inspections. Borrower shall, and shall
          --------------------------------------
cause any Subsidiary to, maintain adequate books, accounts and records and prepare all financial statements required hereunder in accordance with the accrual method of accounting consistently applied, and in compliance with the regulations of any governmental regulatory body having jurisdiction over Borrower, any Subsidiary, or their businesses and permit employees or agents of Lender at any reasonable time to inspect the Collateral, Borrower's properties, and any Subsidiary's properties to conduct appraisals of the Collateral, and to examine or audit Borrower's and any Subsidiary's books, accounts and records and make copies and memoranda thereof. In the event any Collateral, properties, books, accounts or records are in the possession of or under the control of a third party, Borrower shall direct and hereby authorizes such third party to permit access to Lender's employees or agents for the purpose of performing the inspections, appraisals, examinations or audits permitted under this paragraph, and to respond to any requests from Lender for information concerning the amount, status or condition of any Collateral in third party's possession or control.

     7.4  Minimum Net Worth. Borrower shall maintain a Net Worth, calculated on
          -----------------
the last day of each calendar quarter with the first calculation to be December 31, 1997 (i) during the period December 31, 1997 through and including December 31, 1998 not less than $300,000; (ii) during the period commencing January 1, 1999 through and including December 31, 1999 not less than $1,000,000; and (iii) at any time thereafter not less than Net Worth at December 31, 1999, plus 50% of positive net income for all periods after December 31, 1999 considered on a cumulative basis.

     7.5  Debt to Net Worth. Borrower shall not permit Borrower's total Debt,
          -----------------
calculated on the last day of each calendar quarter with the first calculation to be December 31, 1997 to exceed six times its Net Worth through 1998 and five times its Net Worth thereafter.

     7.6  Coverage of Fixed Charges. Borrower shall not permit the ratio,
          -------------------------
calculated on the last day of each fiscal quarter with the first calculation to be September 30, 1997, of EBITDA for such period to Fixed Charges for such period to be less than 1.5 to 1.0.

     7.7  Other Indebtedness. Except for indebtedness under the Revolving
          ------------------
Facility, Borrower shall not, and shall not permit any Subsidiary to, create or incur any indebtedness for borrowed money or for the deferred purchase price of property under leases, or become liable as a surety, guarantor, accommodation endorser or otherwise for or upon the obligation of any other person, firm or corporation; provided, however, that this paragraph shall not be deemed to prohibit:

               (i) the acquisition of goods, supplies or merchandise on normal trade credit;

               (ii) the endorsement of negotiable instruments received in the ordinary course of its business as presently conducted;

               (iii) debt and personal property lease obligations existing as of the Closing Date and which have been disclosed to Lender in writing;

               (iv) additional indebtedness of Borrower, including lease obligations, for the acquisition of real or personal property to the extent permitted under paragraph 7.9 below;

               (v) lease obligations related to occupancy of real property existing on or at the Closing Date disclosed to Lender in writing;

               (vi) loans from stockholders of Borrower subordinated to Lender on terms satisfactory to Lender; and

               (vii) other financial arrangements with Lender, including letters of credit.

     7.8  Liens. Borrower shall not, and shall not permit any Subsidiary to,
          -----
create, assume or suffer to exist any security interest, lien (including the lien of an attachment, judgment or execution) or encumbrance, securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired, except:

               (i)    security interests in favor of Lender;

               (ii) liens for current taxes, assessments or other governmental charges which are not delinquent or remain payable without any penalty;

               (iii) purchase money security interests in personal property hereafter acquired as permitted by paragraph 7.9 below, when the security interest does not extend beyond the property purchased.

     7.9  Capital Leases. Borrower shall not have outstanding at any time lease
          --------------
obligations for personal property exceeding $400,000.

     7.10 Acquisitions. Borrower shall not, and shall not permit any Subsidiary
          ------------
to, acquire or purchase the assets or business of any other person, firm, or corporation, except in an amount which does not exceed in the aggregate $5,000,000 and including not more than $1,000,000 in cash; or acquire or purchase securities other than obligations issued or guaranteed by the United States and other readily marketable securities, including commercial paper.

     7.11  Loans and Guaranties. Except for accounts receivable generated in the
           --------------------
ordinary course of business, Borrower shall not, and shall not permit and Subsidiary to, make any loans, advances or other extensions of credit to, or guarantee any of the obligations, of any person, firm or corporation in excess of $300,000 in the aggregate.

     7.12  Sales and Leasebacks. Borrower shall not, and shall not permit any
           --------------------
Subsidiary to, enter into any sale and leaseback agreement covering any of its fixed or capital assets.

     7.13  Existence and Properties. Borrower shall, and shall cause any
           ------------------------
Subsidiary to, maintain and preserve its existence and all rights, privileges and franchises now enjoyed, conduct its business in an orderly, efficient and customary manner, keep all its properties in good working order and condition, and from time to time make all needed repair, renewals or replacements of such property.

     7.14  Liquidations. Borrower shall not liquidate or dissolve.
           ------------

     7.15  Mergers. Borrower shall not, and shall not permit any Subsidiary to,
           -------
enter into any consolidation, merger, partnership, joint venture or other combination requiring a cash investment exceeding $1,000,000 or a total investment exceeding $5,000,000.

     7.16  Sale of Assets. Borrower shall not sell, lease or otherwise dispose
           --------------
of its business or assets as a whole having a fair market value in excess of $500,000.

     7.17  Insurance. Borrower shall, and shall cause any Subsidiary to,
           ---------
maintain and keep in force fire and hazard insurance policies covering the tangible property comprising the Collateral; and each such insurance policy shall be in an amount equal to the full replacement value of such tangible property and, shall include a replacement cost endorsement. Borrower shall also maintain and keep in force a term life insurance policy of at least $1,000,000 on the life of John P. Decker. Such policies shall be issued by insurance companies acceptable to Lender, and shall include loss payable endorsements in favor of Lender in form acceptable to Lender. Borrower shall also, and shall cause any Subsidiary to, maintain and keep in force insurance satisfactory to Lender as to amount, nature and carrier covering property damage, public liability and workers' compensation, and shall deliver to Lender upon Lender's request a copy of each insurance policy or, if permitted by Lender, a certificate of insurance listing all insurance in force. Any payments to Lender from insurance shall reduce Borrower's obligations to Lender.

     7.18  Compliance with Laws. Borrower shall, and shall cause any Subsidiary
           --------------------
to, at all times comply with, or cause to be complied with, all laws, statutes rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or any Subsidiary or Borrower's or any Subsidiary's business in all material respects.

     7.19  Accuracy of Financial Information. Borrower shall cause all financial
           ---------------------------------
information, including information relating to the Collateral, upon submission by Borrower to Lender to be true and correct in all material respects and complete to the extent necessary to give Lender a true and accurate knowledge of the subject matter of such information.

     7.20  Additional Acts. Borrower shall, and shall cause any Subsidiary to,
           ---------------
perform, on request of Lender, such acts as may be necessary or advisable to perfect any lien or security interest provided for in, or otherwise to carry out the intent of, this Agreement.

     7.21  Business Activities. Borrower shall not, and shall not permit any
           -------------------
Subsidiary to, engage in any business activities or operations substantially different from or unrelated to present business activities and operations.

     7.22  Use of Proceeds. No part of the proceeds of any loan advanced
           ---------------
hereunder will be used for any purpose which violates, or which would be inconsistent or not in compliance with, the provisions of Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

8.  Events of Default.
    -----------------

     The occurrence of any of the following Events of Default shall terminate any obligation on the part of Lender to disburse advances under the Revolving Facility until such Event of Default shall have been cured or waived. All obligations of Borrower to Lender under or in respect of this Agreement and any instrument or agreement required under this Agreement shall be immediately due and payable (i) automatically upon the occurrence of an Event of Default specified in paragraphs 8.6 and 8.7 and (ii) at the option of Lender, upon the occurrence of any other Event of Default:

     8.1  Failure to Pay. Borrower fails to pay, within five days of the date
          --------------
when due, any installment of interest or principal or any other sum due under this Agreement in accordance with the terms of this Agreement.

     8.2  Breach of Representation or Warranty. Any representation or warranty
          ------------------------------------
in this Agreement or in any agreement, instrument or certificate executed pursuant or in connection with any transaction contemplated by this Agreement proves to have been false or misleading in any material respect when made.

     8.3  Falsity of Reports. Any financial statements delivered by Borrower to
          ------------------
Lender proves to be false or misleading in any material respect.

     8.4  Security Interest. Lender fails to have a valid and enforceable
          -----------------
perfected security interest in or lien on the Collateral or such security interest or lien fails to be prior to the rights and interest of others except those consented to in writing by Lender.

     8.5  Judgments. One or more judgments or arbitration awards are entered
          ---------
against Borrower or any Subsidiary, or Borrower or any Subsidiary enters into any settlement agreements with respect to any litigation or arbitration, in the aggregate amount in any year exceeding $400,000 on a claim or claims not covered by insurance.

     8.6  Voluntary Bankruptcy. Borrower or any Subsidiary files any petition,
          --------------------
proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors.

     8.7  Involuntary Bankruptcy. An involuntary petition is filed under any
          ----------------------
bankruptcy or similar statute against Borrower or any Subsidiary, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of the properties of Borrower or any Subsidiary; provided, however, that such Event of Default shall be deemed cured if such petition or appointment is with respect to claims aggregating less than $1,000,000 and is set aside or withdrawn or ceases to be in effect within 30 days from the date of such filing or appointment.

     8.8  Suspension of Business. Borrower voluntarily suspends its business for
          ----------------------
more than one week.

     8.9  Default of Other Financial Obligations. Any default occurs under any
          --------------------------------------
other agreement involving the borrowing of money or the extension of credit in excess of $500,000 to which Borrower may be a party as borrower, guarantor or installment purchaser if such default consists of the failure to pay any obligation when due or if such default gives to the holder of the obligation concerned the right to accelerate the obligation.

     8.10 Default under Security Agreement. Any security agreement or other
          --------------------------------
agreement or instrument required under this Agreement is breached or becomes ineffective or any default occurs under any such agreement or instrument.

     8.11 Default of Other Lender Obligations. Any material default occurs
          -----------------------------------
under any other obligation of Borrower or any Subsidiary to Lender or to any subsidiary or affiliate of Lender.

     8.12 Breach Under Agreement. Borrower breaches any covenant or other
          ----------------------
material term, condition, provision, representation or warranty contained in this Agreement not specifically referred to in this Article 8.

     8.13 Notice of Default; Cure. Lender shall give Borrower written notice of
          -----------------------
the occurrence of Events of Default set forth in paragraphs 8.4, 8.10, 8.11 and
8.12 and Borrower shall have 30 days after such notice within which to cure such default.

     8.14 Change of Control. Lender shall not have consented to (i) the
          -----------------
occurrence of a transaction or series of transactions whereby the holders of the outstanding voting securities of the Company before such transaction or transactions own fewer than 50% of the outstanding voting securities of the Company after such transaction or transactions, or (ii) the appointment of a successor Chief Executive Officer of Borrower within 120 days after John P. Decker for any reason ceases to be the Chief Executive Officer of Borrower.

9.   Remedies Upon Default.
     ---------------------

     9.1  General. Upon any Event of Default, Lender may pursue any remedy
          -------
available at law (including those available under the provisions of the Uniform Commercial Code), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

     9.2  Concurrent Remedies. Upon any Event of Default, Lender shall have the
          -------------------
right to pursue any of the following remedies separately, successively or concurrently:

               (i) File suit and obtain judgment and, in conjunction with any action, Lender may seek any ancillary remedies provided by law, including levy of attachment and garnishment.

               (ii) Take possession of any Collateral if not already in its possession without demand and without legal process. Upon Lender's demand, Borrower will assemble and make the Collateral available to Lender as they direct. Borrower grants to Lender the right, for this purpose, to enter into or on any premises where Collateral may be located.

               (iii) Without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the Uniform Commercial Code.

     9.3  Foreclosure Procedures.
          ----------------------

               (i)    No Waiver. No delay or omission by Lender to exercise any
                      ---------
                      right or remedy accruing upon any Event of Default shall
                      (a)
                      impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

               (ii)   No Obligation to Pursue Others. Lender shall have no
                      ------------------------------
                      obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Lender may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Lender's rights against Borrower.

               (iii)  Compliance With Laws. Lender may comply with any
                      --------------------
                      applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

               (iv)   Sales on Credit. Should any of the Collateral be sold by
                      ---------------
                      Lender upon credit or for future delivery, Borrower will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the Purchaser. In the event the purchaser fails to pay for the Collateral, Lender may resell the Collateral and Borrower shall be credited with the proceeds of the sale.

               (v)    Purchases by Lender. In the event Lender shall purchase
                      -------------------
                      any of the Collateral being sold, Lender may pay for the Collateral by crediting some or all of the Obligations of the Borrower.

10.  Miscellaneous.
     -------------

     10.1 Successors and Assigns. This Agreement shall bind and inure to the
          ----------------------
benefit of the parties to this Agreement and their respective successors and assigns; provided, however, that Borrower shall not assign this Agreement or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lender.

     10.2 Consents and Waivers. No consent or waiver under this Agreement shall
          --------------------
be effective unless in writing. No waiver of any breach or default shall be deemed a waiver of any breach or default thereafter occurring.

     10.3 Governing Law. This Agreement shall be governed by and construed
          -------------
under the laws of the State of Georgia (without references to principles of conflicts of law).

     10.4 Costs and Attorneys' Fees. Each party agrees to pay its own costs and
          -------------------------
counsel fees with respect to the preparation and enforcement of this Agreement. Notwithstanding the foregoing, Borrower agrees to pay (i) up to $5,000 of Lender's counsel fees in connection with the preparation of this Agreement incurred after July 10, 1997 and (ii) the out-of-pocket expenses incurred by Lender while an Event of Default is continuing in connection with the Event of Default and related collection, bankruptcy and other enforcement proceedings. Notwithstanding the foregoing, in the event a legal action or arbitration proceeding is commenced in connection with the enforcement of this Agreement or any instrument or agreement required under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements incurred in connection with such action or proceeding, as determined by the court or arbitrator.

     10.5 Integration. This Agreement and any instrument, agreement or document
          -----------
attached hereto or referred to herein (i) integrate all the terms and conditions mentioned in this Agreement, (ii) supersede all oral negotiations and prior writings in respect to the subject matter of this Agreement, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement and any such instrument, agreement or document and as the complete and exclusive statement of the terms agreed to by the parties. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such instrument, agreement or document, the terms, conditions and provisions of this Agreement shall prevail.


     10.6 Participations. Lender, with the approval of Borrower, may sell,
          --------------
assign, grant participations in, or otherwise transfer to any other person, firm or corporation (a "Participant"), all or part of the obligations of Borrower under this Agreement. Such approval of Borrower will not be unreasonably withheld. Borrower agrees that each such disposition will give rise to a direct obligation of Borrower to the Participant. Borrower authorizes Lender and each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien or otherwise, against any assets of Borrower which may be in the hands of Lender or such Participant, respectively. Borrower authorizes Lender to disclose to any prospective Participant and any Participant any and all information in Lender's possession concerning Borrower, this Agreement and the Collateral.

     10.7 Arbitration.
          -----------

               (i) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement or any agreements or instruments relating to this Agreement or delivered in connection with this Agreement and any claim based on or arising from an alleged tort, but not including any claim or controversy relating to the amount, term or rate of interest on Borrower's obligations to Lender under this Agreement or any agreement or instrument delivered in connection with this Agreement, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

               (ii) No provision of this paragraph shall limit the right of Lender to the Collateral as provided in Article 9 or the right of any party to this Agreement to exercise self help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. In any judicial proceeding the parties hereby waive any right to trial by jury.

     10.8  Notices. All notices required hereunder shall be by facsimile,
           -------
personal delivery or first class mail, postage prepaid, to the addresses set forth on the signature page of this Agreement, or to such other addresses as the parties may specify from time to time in writing. If by facsimile notice shall also be confirmed by personal delivery or first class mail, postage prepaid.

     10.9  Headings. Article and paragraph headings are for reference only and
           --------
shall not affect the interpretation or meaning of any provisions of this Agreement.

     10.10 Severability. The illegality or unenforceability of any provision of
           ------------
this Agreement or any instrument or agreement under this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required under this Agreement.

     10.11 Counterparts. This Agreement may be executed in as many counterparts
           ------------
as may be deemed necessary or convenient, and by the parties to this Agreement on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

WACHOVIA BANK, N.A.                        AEGIS MORTGAGE ACCELERATION CORP.


By:/s/ David Gaines                        By:  /s/ John P. Decker
   ---------------------------------            ----------------------------
   David Gaines                                 John P. Decker, President
   Senior Vice President

Address where notices to Lender are to     Address where notices to Borrower are
be sent:                                   to be sent:

  191 Peachtree Street, N.E.                 Three Embarcadero Center
  Atlanta, Georgia 30303                     Suite 2250
  Telephone: (404) 332-5722                  San Francisco, CA 94111
  Facsimile: (404) 332-1455                  Telephone: (415) 658-8710
                                             Facsimile: (415) 362-4835

                         Amendment to Credit Agreement

     This Amendment, which amends the Credit Agreement ("Agreement") entered into as of August 25, 1997, between Aegis Mortgage Acceleration Corporation ("Aegis") and Wachovia Bank, N.A. ("Lender"), is intended to extend the Availability Period as defined in the existing Agreement and to amend the Agreement to conform to such extension and update the address for notices.

     Whereas Aegis and Lender have agreed to extend the Availability Period of the Agreement, the parties hereto agree to amend the Agreement as follows:

     1. The definition of "Availability Period" set forth in Section 1.1 shall be changed from 18 months to 36 months. To that end, Section 1.1 shall be amended and restated to read in its entirety to read as follows:

     "Availability Period means the period commencing on the date of this Agreement and ending 36 months later"

     2. The address listed on the signature page for Aegis shall be amended as follows: Three Embarcadero Center, Suite 500 San Francisco, California 94111.

     Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

Date September 28, 1998
    -------------------

Aegis Mortgage Acceleration Corporation     Wachovia Bank, N.A.


By: /s/ John P. Decker                      By /s/ Signature Illegible
   -------------------                        ------------------------
Its President                               Its Senior Vice President